Exhibit 99.04

                       GE CAPITAL MORTGAGE SERVICES, INC.
                          DISTRIBUTION DATE STATEMENT
                                   July, 1999
          Series 1999-02, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of February 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon              %     7.165485
                                                  -------------------------
       Weighted average maturity                  352.12
                                                  -------------------------

A. Amount of distribution allocable to principal and interest: The amounts below are for a Single Certificate of $1,000:
     1.
                                  Principal
               Principal Per    Prepayments Per     Interest Per
       Class   Certificate       Certificate         Certificate    Payout Rate
       -----   -----------       -----------         -----------    -----------
       R     $   0.00000000    $     0.00000000    $   0.00000000 %   0.00000000
       PO    $   1.14810339    $     0.19872969    $   0.00000000 %   0.00000000
       A1    $  15.67819520   $     14.71416209    $   5.19406334 %   6.50000002
       A2    $   0.00000000    $     0.00000000    $   5.41666687 %   6.50000025
       A3    $   0.00000000    $     0.00000000    $   5.41666679 %   6.50000015
       A4    $   0.00000000    $     0.00000000    $   5.41666500 %   6.49999800
       M     $   0.83286759    $     0.00000000    $   5.39889846 %   6.49999987
       B1    $   0.83286494    $     0.00000000    $   5.39889950 %   6.50000112
       B2    $   0.83286581    $     0.00000000    $   5.39890068 %   6.50000255
       B3    $   0.83286689    $     0.00000000    $   5.39890102 %   6.50000297
       B4    $   0.83286201    $     0.00000000    $   5.39889267 %   6.49999296
       B5    $   0.83286387    $     0.00000000    $   5.39890392 %   6.50000646

       2.      Unanticipated Recoveries:                 $       0.00
                                                                 -----

B.   Accrual Amount
       1.
                      Accrual Amount
       Class
       N/A           $    N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                              $        61,010.26
                                                                    ------------

C.     The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:           $   279,761,425.28
                                                                  --------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                  824
                                                                  --------------
       3.
      Beginning Aggregate Class  Ending Aggregate       Ending
        Certificate Principal   Class Certificate   Single Certificate
Class         Balance           Principal Balance       Balance          Cusip
-----         -------           -----------------       -------          -----
R     $              0.00       $             0.00  $       0.00       36157RB38
PO    $        658,006.56       $       657,247.54  $     994.17       GEC9902PO
A1    $    224,722,891.54       $   221,048,645.35  $     943.23       36157RA70
A2    $     16,324,000.00       $    16,324,000.00  $   1,000.00       36157RA88
A3    $     27,325,000.00       $    27,325,000.00  $   1,000.00       36157RA96
A4    $      2,000,000.00       $     2,000,000.00  $   1,000.00       36157RB20
SUP   $    261,429,329.40       $   257,768,757.91  $     951.16       GEC992SUP
M     $      6,134,809.97       $     6,129,683.67  $     995.89       36157RB46
B1    $      2,191,786.70       $     2,189,955.22  $     995.89       36157RB53
B2    $      1,314,673.33       $     1,313,574.78  $     995.89       36157RB61
B3    $      1,460,194.41       $     1,458,974.26  $     995.89       36157RC78
B4    $        585,074.48       $       584,585.59  $     995.89       36157RC86
B5    $        730,369.12       $       729,758.82  $     995.89       36157RC94

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number            4        Principal Balance     $     1,413,346.09
                              --------                             ------------
       2.   60-89 days
            Number            0        Principal Balance     $     0.00
                              --------                             ------------
       3.   90 days or more
            Number            0        Principal Balance     $     0.00
                              --------                             ------------
       4.   In Foreclosure
            Number            0        Principal Balance     $     0.00
                              --------                             ------------
       5.   Real Estate Owned
            Number            0        Principal Balance     $     0.00
                              --------                             ------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                             $     0.00
                                                                   -------------

E.     Other Information:

       1.   Special Hazard Loss Amount:                      $     0.00
                                                                   -------------

       2.   Bankruptcy Loss Amount:                          $     0.00
                                                                   -------------

       3.   Fraud Loss Amount:                               $     0.00
                                                                   -------------

       4.   Certificate Interest Rate of the Class S Certificate: %0.00000000
                                                                   -------------